                                                                  EXECUTION COPY




                                    SECOND AMENDMENT AND CONSENT (this
                           "Amendment") dated as of December 31, 1998 to the Credit Agreement dated as of January 21, 1998 (as previously amended, the "Credit Agreement"), among FISHER SCIENTIFIC INTERNATIONAL INC. (the "Company"), certain Subsidiaries of the Company, the lenders from time to time party thereto, THE CHASE MANHATTAN BANK, as administrative agent, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent, CHASE MANHATTAN INTERNATIONAL LIMITED, as U. K. Administrative Agent, MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent and DLJ CAPITAL FUNDING, INC. as Documentation Agent.

                  A. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  B. Pursuant to the Credit Agreement, the Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  C. The Company intends to distribute to its stockholders the stock of ProcureNet, Inc. (formerly named Strategic Procurement Services Holdings Inc.), a Delaware corporation and one of the entities comprising the Fisher Technology Group. Prior to such distribution, ProcureNet, Inc. will hold the stock of one or more entities comprising the Fisher Technology Group.

                  D. The Company has requested that the Banks amend the Credit Agreement and grant a consent under the Credit Agreement, in each case as set forth below.

                  E. The Required Banks are willing to agree to such amendment and grant such consent, in each case subject to the terms and conditions set forth herein.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT. (a) Clause (o) of Section 8.02 of the Credit Agreement is hereby amended by inserting immediately following the words "those assets and properties owned by SourceSys on October 31, 1998," the words "those assets and properties owned by Structured Computer Systems at the time of its acquisition by the Fisher Technology Group,".

                  (b) Clause (o) of Section 8.02 of the Credit Agreement is hereby amended by adding "other than (in the case of a dividend permitted by Section 8.07(h)) the Fisher Technology Group Indebtedness" at the end thereof.

                  (c)      Section 8.03 of the Credit Agreement is hereby
amended by:

                  (i)      deleting at the end of clause (q) thereof the word
         "and";

                  (ii) deleting the period at the end of clause (r) thereof and substituting therefor "and"; and

                  (iii) inserting at the end thereof the following new clause (s):

                                    "(s) Liens on the property and assets of the
                           Fisher Technology Group in favor of the Company or any of its Subsidiaries."

                  (d)      Section 8.06 of the Credit Agreement is hereby
amended by:

                  (i) inserting in clause (h) following "collectively," the following: "so long as the relevant party to such loan or advance continues to be a Subsidiary,"; and

                  (ii) deleting clause (r) and substituting therefor the following:

                                    "(r) after the payment of the dividend or
                           dividends contemplated by Section 8.07(h), the Company or any Subsidiary may hold an equity interest in ProcureNet, Inc. so long as such equity interest is received by the Company without the payment of any consideration therefor (other than a de minimis consideration)."

                  (e)      Section 8.07 of the Credit Agreement is hereby
amended by:

                  (i) deleting the word "and" at the end of clause (f) thereof;

                  (ii) deleting the period at the end of clause (g) thereof and substituting therefor "; and"; and

                  (iii) inserting at the end thereof the following new clause (h):

                           "(h) the Company may make a dividend or dividends to
                  its shareholders comprised solely of stock in one or more of the entities comprising the Fisher Technology Group; PROVIDED that the following conditions shall be satisfied in connection with each such dividend: (i) at the time thereof and after giving effect thereto the assets and properties comprising the Fisher Technology Group or applicable portion thereof (including the assets and properties of each Person included therein) shall include only those assets and properties comprising the Fisher Technology Group prior to the date of this Agreement, those assets owned by SourceSys on October 31, 1998, those assets and properties owned by Structured Computer Systems at the time of its acquisition by the Fisher Technology Group and any assets and properties acquired by the Fisher Technology Group in the ordinary course of its business subsequent to the date of this Agreement; (ii) at the time thereof and after giving effect thereto no Person included in the Fisher Technology Group or applicable portion thereof shall be a party to or otherwise bound by any contract or other transaction involving the Company or any other Subsidiary that would not be permitted under Section 8.08 if entered into at such time (determined on the basis that such Person is an Affiliate); and (iii) after giving effect thereto neither the Company nor any Subsidiary thereof shall be obligated upon any Indebtedness to or of any Person included in the Fisher Technology Group or applicable portion thereof other than the Fisher Technology Group Indebtedness."

                  (f) Section 8.08 is hereby amended by (i) deleting the word "and" immediately preceding "(v)" and (ii) deleting the period at the end of clause (v), and substituting therefor,"; (vi) the Fisher Technology Group Indebtedness; and (vii) certain other transitional agreements between the Company or any Subsidiary and the Fisher Technology Group in connection with the payment of the dividend or dividends contemplated by Section 8.07(h), PROVIDED that the Company's Board of Directors shall determine that such agreements are fair and reasonable to, and in the best interests of, the Company."

                  (g)      Section 10(A) is hereby amended by:

                  (i) in the definition of "Fisher Technology Group" (A) inserting ", Structured Computer Systems" after the words "SourceSys",
         (B) deleting "and a Wholly-Owned Subsidiary" following "Fisher Technology Group Inc., a Delaware corporation" and following "Strategic Procurement Services Inc., a Delaware corporation", (C) deleting "Strategic Procurement Services Holdings Inc., a Delaware corporation and a Wholly-Owned Subsidiary" and replacing it with "ProcureNet, Inc., a Delaware corporation (formerly known as Strategic Procurement Services Holdings Inc.)" and (D) deleting ", a division of Fisher Scientific Company" following "Electronic Commerce Division"; and

                  (ii) inserting in the appropriate alphabetical order the following definitions:

                           "Fisher Technology Group Indebtedness" means
                  Indebtedness, in an aggregate principal amount not to exceed $22 million (not including any interest payable in kind, which may be paid until December 31, 2001), owed to the Company or any of its Subsidiaries by one or more entities comprising the Fisher Technology Group, which Indebtedness shall consist of an $8 million revolving credit facility and up to $14 million of term notes (with equity conversion rights)."

                           "Structured Computer Systems" means Structured
                  Computer Systems, Inc., a Connecticut corporation."

                  SECTION 2. CONSENT. (a) The Required Banks hereby waive the provisions of Sections 8.02, 8.06 and 8.15 to the extent necessary to permit the acquisition by the Company or any Subsidiary of Structured Computer Systems for an aggregate purchase price not to exceed $10 million; PROVIDED, that Structured Computer Systems will be included in the entities comprising the dividend or dividends contemplated by Section 8.07(h) and such dividend or dividends are declared and paid within six months after the closing of the acquisition of Structured Computer Systems.

                  (b) The undersigned Banks hereby consent to (i) the release of each of the entities comprising the Fisher Technology Group from its obligations under the Security Documents, the release of the security interest in all collateral owned by such entity and the release of any security interests in the securities issued by such entity, in each case upon the dividend of all of the shares of the stock of such entity (or of any entity which owns all of the shares of stock of such entity) to the Company's shareholders in accordance with Section 8.07(h) of the Credit Agreement as added by this Amendment and (ii) the execution and delivery by the Collateral Agent of any and all documents and agreements which the Collateral Agent determines to be necessary or appropriate to effect such release.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to each Bank, on and as of the date hereof, that:

                  (a) This Amendment has been duly authorized, executed and delivered by each Borrower, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles

(regardless of whether enforcement is sought in equity or at law).

                  (b) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof.

                  (c) After giving effect to this Amendment, no Default has occurred and is continuing.

                  SECTION 4. EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") that each of the following conditions is met:

                  (a) The Administrative Agent shall have received counterparts hereof signed by each of the Borrower and the Required Banks and any consents required under the receivables financing entered into by Fisher Scientific Company L.L.C. on January 21, 1998.

                  (b) The Administrative Agent shall have received interest, fees and other amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date including, to the extent invoiced, all reasonable out of pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees of Cravath, Swaine & Moore, counsel for the Administrative Agent).

                  SECTION 5. EXPENSES. The Company acknowledges that Section
12.01 of the Credit Agreement applies to this Amendment and hereby agrees to pay all out-of-pocket expenses reasonably incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.

                  SECTION 6. MISCELLANEOUS. (a) This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                  (b) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  (c) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  (d) Each reference to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and to whose benefit the provisions of this Amendment shall inure.

                  (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

                  (f) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                        FISHER SCIENTIFIC INTERNATIONAL INC.,

                        By: /s/ Todd M. DuChene
                            ------------------------------------------
                            Name:
                            Title:



                        FISHER SCIENTIFIC U.K., LIMITED,

                        By: /s/ Richard A. Lukianuk
                            ------------------------------------------
                            Name: Richard A. Lukianuk
                            Title:


                        FISHER SCIENTIFIC LIMITED,

                        By: /s/ Todd M. DuChene
                            ------------------------------------------
                            Name: Todd M. DuChene
                            Title:


                        ACROS ORGANICS N.V.,

                        By: /s/ Richard A. Lukianuk
                            ------------------------------------------
                            Name: Richard A. Lukianuk
                            Title:


                        FISHER SCIENTIFIC S.A.,

                        By: /s/ Denis N. Maiorani
                            ------------------------------------------
                            Name: Denis N. Maiorani
                            Title:

                        FISHER SCIENTIFIC GmbH,

                        By: /s/ Richard A. Lukianuk
                            ------------------------------------------
                            Name: Richard A. Lukianuk
                            Title:


                        FISHER SCIENTIFIC KOREA LTD.,

                        By: /s/ Richard A. Lukianuk
                            -------------------------------------------
                            Name:
                            Title:


                        FISHER SCIENTIFIC B.V.,

                        By: /s/ Richard A. Lukianuk
                            -------------------------------------------
                            Name: Richard A. Lukianuk
                            Title:


                        CASA ROCAS S.A. DE C.V.,

                        By: /s/ Richard A. Lukianuk
                            -------------------------------------------
                            Name: Richard A. Lukianuk
                            Title:


                        FISHER GENETICS ASIA  Pte Ltd.,

                        By: /s/ Richard A. Lukianuk
                            -------------------------------------------
                            Name: Richard A. Lukianuk
                            Title:


                        FISHER SCIENTIFIC Pte Ltd.,

                        By: /s/ Richard A. Lukianuk
                            -------------------------------------------
                            Name: Richard A. Lukianuk
                            Title:


                        WINIGER AG,

                        By: /s/ Denis N. Maiorani
                            -------------------------------------------
                            Name: Denis N. Maiorani
                            Title:

                        THE CHASE MANHATTAN BANK, as
                        Administrative Agent and as a Bank,

                        By: /s/ Mary Elisabeth Swerz
                            -------------------------------------------
                            Name: Mary Elisabeth Swerz
                            Title: Vice President





                        MERRILL LYNCH CAPITAL CORPORATION, as
                        Syndication Agent and as a Bank,

                        By: /s/ Carol J. Feeley
                            ------------------------------------------
                            Name: Carol J. Feeley
                            Title: Director


                        DLJ CAPITAL FUNDING, INC., as
                        Documentation Agent and as a Bank,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        ABN AMRO BANK N.V.,

                        By: /s/ James A. Adelsheim
                            ------------------------------------------
                            Name: James A. Adelsheim
                            Title: Group Vice President

                        By: /s/ Ildiko E. Juhasz
                            ------------------------------------------
                            Name: Ildiko E. Juhasz
                            Title: Assistant Vice President


                        THE BANK OF NOVA SCOTIA,

                        By: /s/ T.M. Pirher
                            ------------------------------------------
                            Name: T.M. Pirher
                            Title: Authorized Signatory

                        BANK OF AMERICA, NATIONAL TRUST AND SAVINGS ASSOCIATION,

                        By: /s/ John W. Pacalyko
                            ------------------------------------------
                            Name: John W. Pacalyko
                            Title: Managing Director


                        BANKBOSTON, N.A.,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        BANQUE NATIONALE DE PARIS,
                        as Co-Agent,

                        By: /s/ Stephanie Rogers
                            ------------------------------------------
                            Name: Stephanie Rogers
                            Title: Vice President

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        PARIBAS,

                        By: /s/ John J. McCormick, III
                            ------------------------------------------
                            Name: John J. McCormick, III
                            Title: Vice President

                        By: /s/ Tracie Elliot
                            ------------------------------------------
                            Name: Tracie Elliot
                            Title: Assistant Vice President

                        BHF- BANK AKTIENGESELLSCHAFT,  NEW YORK BRANCH,

                        By: /s/ Dan Dobijanskyj
                            ------------------------------------------
                            Name: Dan Dobijanskyj
                            Title: Assistant Vice President

                        By: /s/ Michael T. Pellerito
                            ------------------------------------------
                            Name: Michael T. Pellerito
                            Title: Assistant Treasurer

                        BALANCED HIGH YIELD FUND I LTD,

                        By:  BHF-Bank
                             Aktiengesellschaft,
                             acting through its
                               New York Branch,
                             as attorney-in-fact,

                        By: /s/ Dan Dobijanskyj
                            ------------------------------------------
                            Name: Dan Dobijanskyj
                            Title: Assistant Vice President

                        By: /s/ Michael T. Pellerito
                            ------------------------------------------
                            Name: Michael T. Pellerito
                            Title: Assistant Treasurer


                        BALANCED HIGH YIELD FUND II LTD,

                        By:  BHF-Bank
                               Aktiengesellschaft,
                             acting through its
                               New York Branch,
                             as attorney-in-fact,

                        By: /s/ Dan Dobijanskyj
                            ------------------------------------------
                            Name: Dan Dobijanskyj
                            Title: Assistant Vice President

                        By: /s/ Michael T. Pellerito
                            ------------------------------------------
                            Name: Michael T. Pellerito
                            Title: Assistant Treasurer

                        CIBC INC.,
                        CIBC Oppenheimer Corp,
                        as Agent,

                        By: /s/ Ihor Zaluckyj
                            ------------------------------------------
                            Name: Ihor Zaluckyj
                            Title: Executive Director


                        COMPAGNIE FINANCIERE DE  CIC ET DE L'UNION EUROPEENNE,

                        By: /s/ Anthony Rock
                            ------------------------------------------
                            Name: Anthony Rock
                            Title: Vice President

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        THE DAI-ICHI KANGYO BANK, LIMITED,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        ELC (CAYMAN) LTD.,

                        By: /s/ Thomas M. Finke
                            ------------------------------------------
                            Name: Thomas M. Finke
                            Title: Managing Director


                        DEEPROCK & COMPANY,

                        By: Eaton Vance Management
                              as Investment Advisor,

                        By: /s/ Payson F. Swaffield
                            ------------------------------------------
                            Name: Payson F. Swaffield
                            Title: Vice President

                        ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG,

                        By: /s/ David Manheim
                            ------------------------------------------
                            Name: David Manheim
                            Title: Assistant Vice President


                        THE FIRST NATIONAL BANK OF CHICAGO,

                        By: /s/ Robert McMillan
                            ------------------------------------------
                            Name: Robert McMillan
                            Title: Corporate Banking Officer


                        FLEET NATIONAL BANK,

                        By: /s/ Stephen Curran
                            ------------------------------------------
                            Name: Stephen Curran
                            Title: Vice President


                        FRANKLIN FLOATING RATE TRUST,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        THE INDUSTRIAL BANK OF JAPAN LIMITED,

                        By: /s/ Takuya Hunjo
                            ------------------------------------------
                            Name: Takuya Hunjo
                            Title: Senior Vice President


                        KZH CNC LLC,

                        By: /s/ Virginia Conway
                            ------------------------------------------
                            Name: Virginia Conway
                            Title: Authorized Agent

                        KZH CRESCENT-2 LLC,

                        By: /s/ Virginia Conway
                            ------------------------------------------
                            Name: Virginia Conway
                            Title: Authorized Agent


                        KZH CYPRESSTREE-1 LLC,

                        By: /s/ Virginia Conway
                            ------------------------------------------
                            Name: Virginia Conway
                            Title: Authorized Agent


                        KZH LANGDALE LLC,

                        By: /s/ Virginia Conway
                            ------------------------------------------
                            Name: Virginia Conway
                            Title: Authorized Agent


                        KZH SOLEIL LLC,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                        NEW YORK BRANCH,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        MARINE MIDLAND BANK,

                        By:
                            ------------------------------------------
                            Name:
                            Title:

                        MELLON BANK, N.A.,

                        By: /s/ R. Jane Westrich
                            ------------------------------------------
                            Name: R. Jane Westrich
                            Title: Vice President


                        KZH ING-2 LLC,

                        By:
                            ------------------------------------------
                            Name:
                            Title:

                        ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                        By:  Pilgrim Investments, Inc.
                               as its Investment Manager,

                        By: /s/ Jason T. Groom
                            ------------------------------------------
                            Name: Jason T. Groom
                            Title: Assistant Vice President


                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                        By: /s/ V. S. Soo
                            ------------------------------------------
                            Name: V. S. Soo
                            Title: Banking Officer


                        NATEXIS BANQUE BFCE,

                        By: /s/ Frank H. Madden, Jr.
                            ------------------------------------------
                            Name: Frank H. Madden, Jr.
                            Title: Vice President

                        By: /s/ Kevin McOwen
                            ------------------------------------------
                            Name: Kevin McOwen
                            Title: Assistant Treasurer

                        NATIONSBANK, N.A.,

                        By: /s/ John W. Pocalyko
                            ------------------------------------------
                            Name: John W. Pocalyko
                            Title: Managing Director






                        NEW YORK LIFE INSURANCE COMPANY,

                        By: /s/ Steven M. Benevento
                            ------------------------------------------
                            Name: Steven M. Benevento
                            Title: Director


                        NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,

                        By:  New York Life Insurance Company,

                        By: /s/ Steven M. Benevento
                            ------------------------------------------
                            Name: Steven M. Benevento
                            Title: Director


                        PPM AMERICA, INC. as attorney in fact,
                        on behalf of Jackson National Life Insurance Company,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        INDOSUEZ CAPITAL FUNDING III, Limited
                        by IncoSuez Capital as Portfolio Advisor

                        By: /s/ Melissa Moran
                            ------------------------------------------
                            Name: Melissa Moran
                            Title: Vice President

                        INDOSUEZ CAPITAL FUNDING IV,

                        By: /s/ Melissa Moran
                            ------------------------------------------
                            Name: Melissa Moran
                            Title: Vice President


                        MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST,

                        By:
                            ------------------------------------------
                            Name:
                            Title:






                        THE SUMITOMO BANK, LIMITED
                        NEW YORK BRANCH,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        TORONTO-DOMINION (TEXAS) INC.,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        THE TRAVELERS INSURANCE COMPANY,

                        By:
                            ------------------------------------------
                            Name:
                            Title:

                        CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (E),

                        By: TCW Asset Management Company as
                              Attorney-in-Fact

                        By: /s/ Mark L. Gold
                            ------------------------------------------
                            Name: Mark L. Gold
                            Title: Managing Director

                        By: /s/ Justin L. Driscoll
                            ------------------------------------------
                            Name: Justin L. Driscoll
                            Title: Senior Vice President


                        SPS SWAPS,

                        By: /s/ Anna Maria Beissel
                            ------------------------------------------
                            Name: Anna Maria Beissel
                            Title: Vice President


                        ALLIANCE INVESTMENTS LIMITED

                        By: /s/ Joel Berebransky
                            ------------------------------------------
                            Name: Joel Berebransky
                            Title: Vice President


                        CITY NATIONAL BANK,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        FIRSTRUST BANK,
                        Boston Management and Research as
                          Investment Advisor

                        By: /s/ Payson F. Swaffield
                            ------------------------------------------
                            Name: Payson F. Swaffield
                            Title: Vice President

                        SENIOR DEBT PORTFOLIO,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        VAN KAMPEN PRIME RATE INCOME TRUST,

                        By: /s/ Jeffrey W. Marlet
                            ------------------------------------------
                            Name: Jeffrey W. Marlet
                            Title: Senior Vice President & Director


                        BANK OF TOKYO-MITSUBISHI TRUST,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        ARCHIMEDES FUNDING II, LTD.,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        CAPTIVA III FINANCE, LTD.,

                        By: /s/ John H. Cullinane
                            ------------------------------------------
                            Name: John H. Cullinane
                            Title: Director


                        VAN KAMPEN CLO I, LIMITED,

                        By: Van Kampen Management, Inc. as Collateral Manager

                        By: /s/ Jeffrey W. Marlet
                            ------------------------------------------
                            Name: Jeffrey W. Marlet
                            Title: Senior Vice President & Director

                        PILGRIM HIGH INCOME INVESTMENTS, LTD

                        By: Pilgrim Investments, Inc.
                            as its Investment Manager,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        MITSUBISHI TRUST AND BANKING CORPORATION,

                        By:
                            ------------------------------------------
                            Name:
                            Title:


                        MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                        By: /s/ Carol J.E. Feeney
                            ------------------------------------------
                            Name: Carol J.E. Feeney
                            Title: Director